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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on form S-8 (No. 333-90917) of Symphonix Devices, Inc., of our report dated January 26, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
March 30, 2001